UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2007

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                     File No. 1-8989                   13-3286161
---------------                 ----------------                 -------------
(State or Other                 (Commission File                 (IRS Employer
Jurisdiction of                     Number)                      Identification
 Incorporation)                                                      Number)

               383 Madison Avenue, New York, New York      10179
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code: (212) 272-2000
                                                          ----------------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 21, 2007, The Bear Stearns Companies Inc. announced that its wholly owned subsidiary, Bear Energy LP has signed a definitive agreement to acquire substantially all of the power and natural gas assets comprising the power trading business of Williams Power Company, Inc., an energy trading and marketing subsidiary of The Williams Companies, Inc.

A copy of the Asset Purchase Agreement is filed as Exhibit 99.1 to this Form 8-K and by this reference incorporated herein and made a part hereof. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit:

                        (99.1) Asset Purchase Agreement, dated May 20, 2007. (99.2) Press Release, dated May 21, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.

                                        By:  /s/  Jeffrey M. Farber
                                           -------------------------------------
                                             Jeffrey M. Farber
                                             Senior Vice President - Finance,
                                             Controller
                                             (Principal Accounting Officer)

Dated: May 23, 2007

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
(99.1)          Asset Purchase Agreement, dated May 20, 2007.
(99.2)          Press Release, dated May 21, 2007.